3Q21 Financial Results October 13, 2021

Pretax Net income EPS Firmwide net credit reserve release $2,057 $1,563 $0.52 Firmwide income tax benefit related to finalizing the Firm's 2020 U.S. federal tax return - 566 0.19 3Q21 Financial highlights 1 1 See note 3 on slide 11 2 e 12 3 4 See note 2 on slide 11 5 See note 1 on slide 11 6 7 Includes the net impact of employee issuances ROTCE1 22% Net payout LTM3 54% CET1 capital ratios2 Std. 12.9% | Adv. 13.6% Significant items ($mm, excluding EPS) Balance sheet Loans6: average loans of $1.0T up 5% YoY and up 2% QoQ Excluding PPP, average loans of $1.0T, up 6% YoY, up 3% QoQ Deposits: average deposits of $2.4T up 19% YoY and up 2% QoQ CET1 capital of $210B2 Standardized CET1 capital ratio of 12.9%2; Advanced CET1 capital ratio of 13.6%2 Income statement 3Q21 net income of $11.7B and EPS of $3.74 Excluding significant items4, net income of $9.6B, EPS of $3.03 and ROTCE of 18% Managed revenue of $30.4B5 Expense of $17.1B and managed overhead ratio of 56%5 Capital distributed Common dividend of $3.0B or $1.00 per share $5.0B of common stock net repurchases7

3Q21 2Q21 3Q20 Net interest income $13.2 $0.3 $0.1 Noninterest revenue 17.3 (1.3) 0.4 Managed revenue1 30.4 (1.0) 0.5 Expense 17.1 (0.6) 0.2 Credit costs (1.5) 0.8 (2.1) Net income $11.7 ($0.3) $2.2 Net income applicable to common stockholders $11.2 ($0.3) $2.2 $3.74 ($0.04) $0.82 ROE2 18% 18% 15% ROTCE2,3 22 23 19 1,2 56 56 56 Memo: Adjusted expense 4 $17.0 ($0.5) $0.6 Memo: Adjusted overhead ratio 1,2,4 56% 56% 55% $ O/(U) $B 3Q21 2Q21 3Q20 Net charge-offs $0.5 $0.7 $1.2 Reserve build/(release) (2.1) (3.0) (0.6) Credit costs ($1.5) ($2.3) $0.6 3Q21 ROE O/H ratio CCB 34% 58% CIB 26% 47% CB 22% 41% AWM 33% 64% 3Q21 Financial results1 2 $B, except per share data 3Q21 Tax rate Effective rate: 17.2%5 Managed rate: 21.6%1,6 Note: Totals may not sum due to rounding 1 See note 1 on slide 11 2 Actual numbers for all periods, not over/(under) 3 See note 3 on slide 11 4 See note 4 on slide 11 5 See note 3 on slide 12 6 Reflects fully taxable-

Consumer Card $11.2 $17.8 $12.5 ($0.9) $11.7 Home Lending 2.0 2.9 0.8 0.0 0.8 Other Consumer1 1.0 1.8 1.3 (0.0) 1.3 Total Consumer 14.2 22.5 14.5 (0.9) 13.7 Wholesale1 4.4 11.1 8.0 (1.2) 6.8 Securities 0.0 0.1 0.1 (0.0) 0.1 Firmwide $18.6 $33.8 $22.6 ($2.1) $20.5 Jan 1, 2020 Sep 30, 2020 3Q21 Build / (release) Sep 30, 2021Jun 30, 2021 3Q21 Reserves 3 Allowance for credit losses ($B) Note: Totals may not sum due to rounding 1 -rated Business Banking and Auto dealer portfolios that are classified in Wholesale

Fortress balance sheet 4 3Q21 2Q21 3Q20 Risk-based capital metrics1 CET1 capital $210 $209 $198 12.9% 13.0% 13.1% 13.6 13.8 13.8 Leverage-based capital metric2 Firm SLR 5.5% 5.4% 7.0% Liquidity metrics3 Firm LCR 112% 111% 114% Bank LCR 174 171 157 Total excess HQLA $595 $558 $448 HQLA and unencumbered marketable securities 1,602 1,570 1,330 Balance sheet metrics Total assets (EOP)4 $3,758 $3,684 $3,245 Deposits (average) 2,369 2,324 1,986 Tangible book value per share5 69.87 68.91 63.93 1 Estimated for the current period. See note 1 on slide 12 2 sions of U.S. Treasury securities and deposits at Federal Reserve Banks, which became effective April 1, 2020 and remained in effect through March 31, 2021 3 B 4 See note 3 on slide 12 5 See note 3 on slide 11 $B, except per share data Firm SLR excl. temporary relief2: 5.8%

CCB CIB CB AWM Corp.

Consumer & Community Banking[1]

Selected income statement data ($mm)

	3Q21	$ O/(U) 2Q21	$ O/(U) 3Q20
Revenue	**$12,521**	**($239)**	**($374)**
Consumer & Business Banking	6,157	141	460
Home Lending	1,400	51	(314)
Card & Auto	4,964	(431)	(520)
Expense	**7,238**	**176**	**326**
Credit costs	**(459)**	**1,409**	**(1,254)**
Net charge-offs (NCOs)	491	(241)	(604)
Change in allowance	(950)	1,650	(650)
Net income	**$4,341**	**($1,293)**	**$470**

Financial performance

- **Net income of $4.3B, up 12% YoY**
- **Revenue** of $12.5B, down 3% YoY
- **Expense** of $7.2B, up 5% YoY, driven by continued investments in the business including marketing
- **Credit costs**: net benefit of $459mm
  - Card: $850mm reserve release vs. no reserve action in 3Q20
  - CBB: $100mm reserve release vs. no reserve action in 3Q20
  - HL: no reserve action in 3Q21 vs. $300mm release in 3Q20

Key drivers / statistics ($B)[2]

	3Q21	2Q21	3Q20
Equity	$50.0	$50.0	$52.0
ROE	34%	44%	29%
Overhead ratio	58	55	54
Average loans	$434.1	$430.1	$442.5
Average deposits	1,076.3	1,047.8	895.5
Active mobile customers (mm)[3]	44.3	42.9	40.2
Debit & credit card sales volume[4]	$349.9	$344.3	$278.2

- Average loans down 2% YoY and up 1% QoQ
  - Ex-PPP, average loans of $420.0B, flat YoY, up 3% QoQ
- Average deposits up 20% YoY and up 3% QoQ
- Active mobile customers up 10% YoY
- Debit & credit card sales volume up 26% YoY
- Client investment assets up 29% YoY

Key drivers / statistics ($B) – detail by business

	3Q21	2Q21	3Q20
Consumer & Business Banking			
Business Banking average loans[5]	$35.6	$42.4	$44.4
Business Banking loan originations[6]	0.8	2.2	1.4
Client investment assets (EOP)	681.5	673.7	529.2
Deposit margin	1.29%	1.28%	1.43%
Home Lending			
Average loans	$181.2	$177.4	$192.2
Loan originations[7]	41.6	39.6	29.0
Third-party mortgage loans serviced (EOP)	509.3	463.9	454.8
Net charge-off/(recovery) rate	(0.18)%	(0.19)%	0.02%
Card & Auto			
Card average loans	$142.0	$136.1	$140.4
Auto average loans and leased assets	86.5	86.8	82.0
Auto loan and lease originations	11.5	12.4	11.4
Card net charge-off rate	1.39%	2.24%	2.92%
Credit Card net revenue rate	9.74	11.32	10.96
Credit Card sales volume[4]	$232.0	$223.7	$178.1

[1] See note 1 on slide 11 and notes 4 and 5 on slide 12
For additional footnotes see slide 13

5

JPMorgan Chase & Co.

CCB | CIB | CB | AWM | Corp.

Corporate & Investment Bank[1]

Selected income statement data ($mm)

	3Q21	$ O/(U) 2Q21	$ O/(U) 3Q20
Revenue	**$12,396**	**($818)**	**$850**
Investment Banking revenue	3,025	(399)	938
Wholesale Payments	1,624	171	292
Lending	244	15	(89)
Total Banking	**4,893**	**(213)**	**1,141**
Fixed Income Markets	3,672	(426)	(925)
Equity Markets	2,597	(92)	598
Securities Services	1,126	38	97
Credit Adjustments & Other	108	(125)	(61)
Total Markets & Securities Services	**7,503**	**(605)**	**(291)**
Expense	**5,871**	**(652)**	**39**
Credit costs	**(638)**	**(559)**	**(557)**
Net income	**$5,562**	**$577**	**$1,253**

Key drivers / statistics ($B)[2]

	3Q21	2Q21	3Q20
Equity	$83.0	$83.0	$80.0
ROE	26%	23%	21%
Overhead ratio	47	49	51
Comp/revenue	23	27	23
IB fees ($mm)	$3,297	$3,572	$2,165
Average loans	203.5	192.5	161.4
Average client deposits[3]	714.4	721.9	635.0
Merchant processing volume ($B)[4]	470.9	475.2	406.1
Assets under custody ($T)	32.0	32.1	28.6
ALL/EOP loans ex-conduits and trade[5]	1.29%	1.53%	3.15%
Net charge-off/(recovery) rate[5]	0.01	(0.03)	0.07
Average VaR ($mm)	$33	$41	$90

Financial performance

- **Net income of $5.6B, up 29% YoY; revenue of $12.4B, up 7% YoY**
- **Banking revenue**
  - IB revenue of $3.0B, up 45% YoY
    - IB fees up 52% YoY, driven by higher advisory and equity underwriting fees
  - Wholesale Payments revenue of $1.6B, up 22% YoY, or up 10% excluding gains on strategic equity investments, driven by higher deposit balances and fees, partially offset by deposit margin compression
  - Lending revenue was $244mm, down 27% YoY, driven by lower net interest income
- **Markets & Securities Services revenue**
  - Markets revenue of $6.3B, down 5% YoY
    - Fixed Income Markets revenue of $3.7B, down 20% YoY, predominantly driven by lower revenue in Commodities, Rates and Spread products as compared with a favorable performance in the prior year. The current quarter also included an adjustment to liquidity assumptions in the derivatives portfolio
    - Equity Markets revenue of $2.6B, up 30% YoY, driven by strong performance across products
  - Securities Services revenue of $1.1B, up 9% YoY, largely driven by fee growth
- **Expense** of $5.9B, relatively flat YoY, as higher structural expense, volume- and revenue-related expense and investments, including technology and front office hires, were offset by lower legal expense
- **Credit costs:** net benefit of $638mm, driven by a net reserve release

[1] See note 1 on slide 11 and note 4 on slide 12
For additional footnotes see slide 13

6

JPMORGAN CHASE & CO.

CCB | CIB | CB | AWM | Corp.

Commercial Banking[1]

Selected income statement data ($mm)

		$ O/(U)	
	3Q21	2Q21	3Q20
Revenue	**$2,520**	**$37**	**$235**
Middle Market Banking	1,017	8	137
Corporate Client Banking	878	27	70
Commercial Real Estate Banking	602	3	26
Other	23	(1)	2
Expense	**1,032**	**51**	**63**
Credit costs	**(363)**	**14**	**(216)**
Net income	**$1,407**	**($13)**	**$321**

Key drivers / statistics ($B)[2]

	3Q21	2Q21	3Q20
Equity	$24.0	$24.0	$22.0
ROE	22%	23%	19%
Overhead ratio	41	40	42
Gross IB revenue ($mm)	$1,343	$1,164	$840
Average loans[3]	202.6	205.3	218.1
Average client deposits	300.6	290.3	248.3
Allowance for loan losses	2.4	2.6	4.5
Nonaccrual loans	0.7	1.0	1.6
Net charge-off/(recovery) rate[4]	0.06%	0.01%	0.11%
ALL/loans[4]	1.17	1.29	2.08

Financial performance

- **Net income of $1.4B, up 30% YoY**
- **Revenue** of $2.5B, up 10% YoY, driven by higher revenue from investment banking and wholesale payments
  - Gross IB revenue of $1.3B, up 60% YoY
- **Expense** of $1.0B, up 7% YoY, predominantly driven by investments and higher volume- and revenue-related expense
- **Credit costs**: net benefit of $363mm
  - Net charge-offs were $31mm
- **Average loans** of $203B, down 7% YoY and down 1% QoQ
  - C&I[5] down 11% YoY and down 3% QoQ
    - Ex-PPP, down 9% YoY and up 1% QoQ
  - CRE[5] down 3% YoY and flat QoQ
- **Average deposits** of $301B, up 21% YoY and up 4% QoQ, mainly driven by higher operating balances

[1] See note 1 on slide 11 and note 4 on slide 12
For additional footnotes see slide 13

7

JPMORGAN CHASE & CO.

CCB CIB CB AWM Corp.

Asset & Wealth Management[1]

Selected income statement data ($mm)

	3Q21	$ O/(U) 2Q21	$ O/(U) 3Q20
Revenue	**$4,300**	**$193**	**$746**
Asset Management	2,337	101	413
Global Private Bank[2]	1,963	92	333
Expense	**2,762**	**176**	**319**
Credit costs	**(60)**	**(50)**	**(8)**
Net income	**$1,194**	**$41**	**$318**

Key drivers / statistics ($B)[3]

	3Q21	2Q21	3Q20
Equity	$14.0	$14.0	$10.5
ROE	33%	32%	32%
Pretax margin	37	37	33
Assets under management ("AUM")	$2,996	$2,987	$2,560
Client assets	4,096	4,044	3,370
Average loans	200.6	195.2	167.6
Average deposits	229.7	219.7	162.6

Financial performance

- **Net income of $1.2B, up 36% YoY**
- **Revenue** of $4.3B, up 21% YoY, largely driven by higher management fees and growth in deposit and loan balances, partially offset by deposit margin compression
- **Expense** of $2.8B, up 13% YoY, predominantly driven by higher performance-related compensation, distribution fees, and structural expense
- **AUM** of $3.0T and client assets of $4.1T, up 17% and 22% YoY respectively, driven by higher market levels and cumulative net inflows
  - Net inflows of $33B for long-term and outflows of $11B from liquidity products
- **Average loans** of $201B, up 20% YoY and up 3% QoQ
- **Average deposits** of $230B, up 41% YoY and up 5% QoQ

[1] See note 1 on slide 11 and note 5 on slide 12
[2] In the first quarter of 2021, the Wealth Management business was renamed Global Private Bank
[3] Actual numbers for all periods, not over/(under)

8

JPMORGAN CHASE & CO.

Corporate1 9 Financial performanceSelected income statement data ($mm) Revenue was a loss of $1.3B Net interest income was a loss of $1.1B, down $372mm YoY, primarily on limited deployment opportunities as deposit growth continued The quarter included net investment securities losses of $256mm compared to $466mm of net gains in the prior year Expense: Noninterest expense of $160mm, down $559mm YoY, primarily driven by the absence of an impairment on a legacy investment in the prior year The current quarter included $383mm of the $566mm Firmwide tax return 1 See note 1 on slide 11 CCB CIB CB AWM Corp. 3Q21 2Q21 3Q20 Revenue ($1,296) ($127) ($957) Expense 160 (355) (559) Credit costs (7) (56) (103) Net income/(loss) ($817) $427 ($118) $ O/(U)

Outlook1 10 1 See notes 1 and 4 on slide 11 Firmwide 1 Expect FY2021 net interest income to be ~$52.5B, market dependent 2 Expect FY2021 adjusted expense of ~$71B, market dependent 3 Expect FY2021 Card NCO rate of ~2.0%

Notes on non-GAAP financial measures 11 1. rat Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a t 2. Third-quarter 2021 net income, earnings per share and ROTCE excluding the Firmwide net credit reserve release and income tax ben -GAAP financial measures. The net credit reserve release represents the portion of the provision for credit losses attributable to the change in ng these significant items resulted in a decrease of $2.1B (after tax) to reported net income from $11.7B to $9.6B; a decrease of $0.71 per share to reported EPS from $3.74 to $3.03; and a decrease of 4% to ROTCE from 22% to 18%. Management believes these measures provide useful information to investors and analysts in assessing t 3. ach non-GAAP financial measures. nd identifiable intangible assets (other than TCE, see page 9 of the Earnings Release rep period-end divided by common shares at period-end. Book value per share was $86.36, $84.85 and $79.08 at September 30, 2021, June 30, 2021 and September 30, use of equity 4. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense excludes Firmwide legal expense of $76mm, $185mm and $524mm for the three months ended September 30, 2021, June 30, 2021 and September 30, 2020, respectively. The adjusted overhead adjusted expense as a percentage of adjusted managed net revenue. Management believes this information helps investors understand the effect of these items on 5. -of- luding the impact of consolidated Firm-administered multi- rage ratio

Additional notes 12 1. Reflects the relief provided by the Federal Reserve Board in response to the COVID-19 pandemic, including the CECL capital transition provisions that became effective in the first quarter of 2020. For the periods ended September 30, 2021, June 30, 2021 and September 30, 2020, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $3.3B, $3.8B and $6.4B, respectively. Refer to Capital Risk Management on pages 45- Report on Form 10- to Regulatory Developments Relating to the COVID-19 Pandemic on pages 52-53 and Capital Risk Management on pages 91- -K for additional information 2. Total excess high- what is required to meet the estimated Firm and Bank total net cash outflows over a prospective 30 calendar-day period of significant stress under the LCR rule. HQLA and unencumbered marketable -of-period HQLA-eligible securities which are included as part of the excess liquidity at the Bank that are not transferable to non- -of-period unencumbered marketable securities, such as equity and debt securities. Does not include borrowing capacity at Federal Home Loan Banks and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 51- -Q for the quarterly period ended June 30, 2021 and on pages 102-108 of the -K for additional information 3. In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits from accounts payable and other l iabilities to other assets to be a reduction to the carrying value of certain tax-oriented investments. The reclassification also resulted in an increase in income tax expense and a corresponding increase in other income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation, including the Firm's effective income tax rate. ase Financial Supplement for further information 4. In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment chan 2020 Form 10-K for further information 5. In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the -K for further information

Additional notes on slides 5-7 13 Slide 5 Consumer & Community Banking 2. Actual numbers for all periods, not over/(under) 3. Users of all mobile platforms who have logged in within the past 90 days 4. Excludes Commercial Card 5. Includes the impact of loans originated under the PPP. For further information, see page 12 of the Earnings Release Financial Supplement 6. Included $1.3B and $396mm of origination volume under the PPP for the three months ended June 30, 2021 and September 30, 2020, respectively. The program ended on May 31, 2021 for new applications and there was no origination volume under the PPP for the three months ended September 30, 2021 7. Firmwide mortgage origination volume was $46.1B, $44.9B, $36.2B for the three months ended September 30, 2021, June 30, 2021 and September 30, 2020, respectively Slide 6 Corporate & Investment Bank 2. Actual numbers for all periods, not over/(under) 3. Client deposits and other third-party liabilities pertain to the Wholesale Payments and Securities Services businesses 4. Represents total merchant processing volume across CIB, CCB and CB 5. Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate. ALL/EOP loans as reported was 0.95%, 1.11%, and 2.26% at September 30, 2021, June 30, 2021 and September 30, 2020, respectively. See note 5 on slide 11 Slide 7 Commercial Banking 2. Actual numbers for all periods, not over/(under) 3. Includes the impact of loans originated under the PPP. For further information, see page 19 of the Earnings Release Financial Supplement 4. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio 5. and do not align with regulatory definitions

Forward-looking statements 14 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & forth in the forward- materially from those described in the forward- Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarterly periods ended June 30, 2021 and March 31, 2021, which have been filed with the Securities and - web.com/financial-information/sec- (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements.